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                                                                   EXHIBIT 10.50

June 12, 2006

Mr. Richard A. Baron
339 Meadow Lane
Merion Station, PA 19066

Dear Rick:

     This letter will confirm a change to the Management Employment Agreement dated May 2, 2006 between you and the Company (the "Agreement"). Upon the occurrence of any Trigger Event (as defined in the Agreement) before December 31, 2006, you will be entitled to receive, in a lump sum payment, your remaining base salary through December 31, 2006 and your entire 2006 bonus opportunity, in addition to the one-year severance and benefit extension and option vesting acceleration set forth in the Agreement.

     In all other respects, the Agreement shall remain in full force and effect. If the foregoing accurately reflects our understanding, please so indicate by signing where indicated below.

                                             Sincerely,

                                             eResearchTechnology, Inc.


                                             By: ------------------------------
                                                 Joel Morganroth, M.D.,
                                                 Chairman


Accepted and agreed this ___ day of June, 2006:


-----------------------
Richard A. Baron